LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 2, 2016

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION OF

PERMAL ALTERNATIVE CORE FUND,

DATED MAY 1, 2016

The following information supplements the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

On May 2, 2016, the combination of the businesses of The Permal Group, of which Permal Asset Management LLC (“Permal”), the fund’s subadviser, was a member, and EnTrust Capital (“EnTrust”) became effective. This transaction is referred to in this supplement as the “Combination.” A new holding company, EnTrustPermal LLC, has been formed for the combined businesses of EnTrust and The Permal Group, with Legg Mason, Inc. owning 65% and Gregg S. Hymowitz, EnTrust’s Co-founder and Managing Partner, and entities controlled by him owning 35%. The name of Permal has been changed to EnTrustPermal Management LLC (“EnTrustPermal”) and it is a subsidiary of EnTrustPermal LLC. All references in the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) to Permal are changed to “EnTrustPermal” as of the date of this Supplement.

The Combination resulted in a “change in control” in the ultimate ownership of Permal for purposes of the Investment Company Act of 1940 (the “1940 Act”), thereby triggering the automatic termination provisions in the subadvisory agreements between Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and Permal, and each such agreement was terminated.

EnTrustPermal is serving as the fund’s subadviser pursuant to interim subadvisory agreements with LMPFA. The interim subadvisory agreements will be in effect until the earlier of shareholder approval of the proposed subadvisory agreement between LMPFA and EnTrustPermal with respect to the fund or September 29, 2016, which is 150 days from the termination of the prior subadvisory agreements with Permal. There are no material differences between the interim agreements and the current agreements, except for the term and termination provisions. In addition, the interim agreements contain provisions required by Rule 15a-4 under the 1940 Act, which state that the subadvisory fees must be paid into an interest-bearing escrow account with the fund’s custodian for the period during which the interim subadvisory agreements are effective.

The following text replaces any information to the contrary in the section of the Summary Prospectus and the Prospectus titled “Management”:

Subadviser: EnTrustPermal Management LLC (“EnTrustPermal”)

The following text replaces the second and third paragraph in the section of the Prospectus titled “More on fund management”:

EnTrustPermal Management LLC (“EnTrustPermal”) provides the day-to-day portfolio management of the fund, except for the management of a certain portion of the fund’s cash and short-term instruments. EnTrustPermal, with offices at 900 Third Avenue, New York, New York 10022, is a separate subsidiary of EnTrustPermal LLC, a holding company formed for the combined businesses of EnTrust Capital (“EnTrust”) and The Permal Group. EnTrustPermal LLC is owned 65% by Legg Mason and 35% by Gregg S. Hymowitz, the Co-founder and Managing Partner of EnTrust, and entities controlled by him. EnTrustPermal provides day-to-day portfolio management with respect to the fund’s assets, including the allocation among asset classes and the determination of the fund’s allocation to particular underlying funds.

This document is not a solicitation of any proxy.

Please retain this supplement for future reference.

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